EXHIBIT 99.1

EXL Appoints Henry Schweppe as President, Global Business & Marketing

NEW YORK, October 8, 2014 – EXL (NASDAQ: EXLS), a leading business process solutions company, today announced the appointment of Henry Schweppe in the role of President, Global Business and Marketing. Henry will also join EXL’s Executive Committee and will be based at the corporate headquarters in New York.

Rohit Kapoor, Vice Chairman and CEO, EXL commented, “I am delighted that Henry has decided to join EXL and become part of EXL’s executive leadership team. Henry has demonstrated exceptionally strong sales leadership and general management capabilities that will be invaluable for us as we scale up the organization. His deep understanding of operations management, analytics and technology platforms will be instrumental in executing our growth strategy. In particular, Henry’s experience integrating consulting-led transformation with platform technologies will help us create the next generation of client solutions. I look forward to working with Henry in serving our clients and driving innovation that will benefit our clients, employees and shareholders.”

“I am excited to be joining EXL and look forward to building and growing the business.” said Henry Schweppe, President, EXL. “As the industry evolves towards end-to-end solutions leveraging analytics and proprietary technology, EXL is extremely well positioned as an industry-vertical focused provider in operations management and analytics. With a deep executive team, world-class delivery capability, and strong balance sheet, it is a great time to join EXL. ”

A 20-year industry veteran, Schweppe joins EXL from IBM where he led IBM’s North American Finance & Accounting and Procurement practices within Global Process Services (GPS). In this role as a General Manager, he was responsible for all aspects of the group including overall P&L responsibility, client delivery and satisfaction, new business development and overall business results.

Schweppe joined IBM in 2002 with the purchase by IBM of the PwC Consulting business in 2002. He joined PwC in 1988 and was named a Partner in the Financial Services group in1997.

Schweppe holds a Bachelor of Science in Business Administration from Washington University’s Olin Business School in St. Louis.

About EXL
EXL (NASDAQ: EXLS) is a leading business process solutions company that looks deeper to drive business impact through integrated services and industry knowledge. EXL provides operations management, decision analytics and technology platforms to organizations in insurance, healthcare, banking and financial services, utilities, travel, and transportation and logistics, among others. We work as a strategic partner to help our clients streamline business operations, improve corporate finance, manage compliance, create new channels for growth and better adapt to change. Headquartered in New York and in business since 1999, EXL has more than 23,000 professionals in locations throughout the U.S., Europe and Asia. For more information, visit www.exlservice.com.

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the EXL's operations and business environment, all of which are difficult to predict and many of which are beyond EXL’s control. Forward-looking statements include information concerning EXL’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management's experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although EXL believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect EXL’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in EXL’s filings with the Securities and Exchange Commission, including EXL’s Annual Report on Form 10-K for the year ended December 31, 2013. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect EXL. EXL has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Media Contact:
Michael Sherrill
Vice President Marketing
646-419-0778
michael.sherrill@exlservice.com

Investor contact:
Steven N. Barlow
Vice President Investor Relations
212-624-5913
steven.barlow@exlservice.com